UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 4, 2007

WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14th Floor, 2 North Cascade Avenue, Colorado Springs, CO       80903
(Address of Principal Executive Offices)                                       (Zip Code)

Registrant’s telephone number, including area code: (719) 442-2600

______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the annual meeting of stockholders of Westmoreland Coal Company (the “Company”) held on August 16, 2007, the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation increasing the number of authorized shares of the Company’s common stock from 20,000,000 to 30,000,000. At the meeting of the Company’s Board of Directors held on August 16, 2007, the directors adopted resolutions setting forth an amendment to the Restated Certificate of Incorporation that increased the number of shares designated as Series B Junior Participating Preferred Stock from 200,000 to 300,000. On September 4, 2007 the Company filed Certificates of Amendment with the Secretary of State of the State of Delaware. These Certificates of Amendment read in part:

(1)	That the first paragraph of Article Fourth of the Certificate of Incorporation be amended in its entirety to read as follows:

“FOURTH: The aggregate number of shares of all classes of stock which the corporation has authority to issue is 35,000,000, of which (a) 5,000,000 shall be Preferred Stock of the par value of $1 per share, issuable in series, and (b) 30,000,000 shall be Common Stock of the par value of $2.50 per share,” and

(2)	That Section 1 of the Designations of Series B Junior Participating Preferred Stock in Article FOURTH of the Restated Certificate of Incorporation of the Corporation be deleted in its entirety and that the following be inserted in lieu thereof:

“Section 1. Designation and Amount. The shares of such series shall be designated as “Series B Junior Participating Preferred Stock” (the “Series B Preferred Stock”) and the number of shares constituting the Series B Preferred Stock shall be 300,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series B Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series B Preferred Stock.”

Item 9.01.   Financial Statements and Exhibits

          (c)   Exhibits

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Westmoreland Coal Company

3.2	Certificate of Amendment to the Restated Certificate of Incorporation of Westmoreland Coal Company

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: September 7, 2007	By: /s/ Morris W. Kegley

General Counsel
(A Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Westmoreland Coal Company

3.2	Certificate of Amendment to the Restated Certificate of Incorporation of Westmoreland Coal Company